                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND

                                                                     SEMI-ANNUAL
                                                                          REPORT
                                                                   JULY 31, 1997

CHAIRMAN'S LETTER TO SHAREHOLDERS
---------------------------------

                                                                           PHOTO

Dear Shareholders:

During the second quarter and fiscal year-to-date, your Fund's investment portfolio produced a total return (income plus capital appreciation) on net asset value that exceeded the total return on U.S. mortgage securities and the Salomon Brothers World Government Bond Index. During the six months ended July 31, the total return on net asset value was 6.4%. A total return of 7.2% was achieved, calculated on a basis that includes the change in the price of the Fund's shares (NYSE symbol: RCS). Net investment income of $15.3 million or approximately $0.50 per share was earned in the first six months of fiscal 1997 in comparison with $14.9 million ($0.49 per share) during a comparable period last year. At the end of July, the effective annualized dividend yield calculated as a percent of your Fund's stock price was 8.12% and exceeded the current income return available on seven-year maturity U.S. Treasury securities by over two percent per annum.

This year, your Fund's results have benefited from investments in Latin America as well as from significant portfolio allocations into higher yielding international debt securities and Canada in particular. At quarter end, approximately 26% of your Fund's duration (a measurement of bond price volatility) resulted from investments in Latin American debt markets. Developed European country positions and the sum of United States and Canadian positions contributed nearly equally to portfolio price volatility. Your Fund's international investments are effectively "hedged" against adverse movements in foreign exchange rates.

On a personal note, I would like to inform you that I resigned as principal of the Fund's investment advisor at the end of last June, and that your Board of Directors has appointed me to the Board and wishes that I continue to serve our shareholders as Chairman. As a co-founder and former head of the fixed income department of RCM Capital Management, L.L.C., I look forward to continuing to apply my experience and expertise, developed over twenty-five years in the investment management business, toward achieving your Fund's investment objectives and performance goals.

Respectfully,

          [SIG]

Gary W. Schreyer
CHAIRMAN
AUGUST 15, 1997

FUND HIGHLIGHTS
---------------
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

PERIOD ENDED*                                        7/31/97    4/30/97    1/31/97   10/31/96   7/31/96
-------------------------------------------------------------------------------------------------------
Total investment income                            $   8,756   $  8,766   $  7,848   $ 8,116   $  8,584
Total investment income per share                       0.29       0.29       0.25      0.27       0.28
Net investment income                                  7,619      7,679      6,687     7,038      7,503
Net investment income per share                         0.25       0.25       0.22      0.23       0.25
Net realized and unrealized gain (loss)               10,310     (4,200)     8,577    11,186     (3,998)
Net realized and unrealized gain (loss) per share       0.33      (0.14)      0.28      0.37      (0.13)
Net asset value at end of period                       12.12      11.76      11.87     11.62      11.24
Market price at end of period                          10.94      10.63      10.63     10.00       9.75
Total return on market price                            5.03%      2.09%      8.86%     4.86%      3.62%
Total return on net asset value                         5.15%      1.14%      4.66%     5.69%      1.30%
Dividend from net investment income                $    0.22   $   0.22   $   0.26   $  0.22   $   0.22
Effective dividend yield**                              8.12%      8.36%      8.36%     8.88%      9.11%

KEY CHARACTERISTICS                       7/31/97
-------------------------------------------------
MONTHLY DIVIDEND PER SHARE              $   0.074
EFFECTIVE DIVIDEND YIELD**                   8.12%

MARKET PRICE PER SHARE                  $   10.94
NET ASSET VALUE PER SHARE               $   12.12

DURATION                                4.9 YEARS
AVERAGE CREDIT QUALITY                         AA

 * IN THOUSANDS EXCEPT PER SHARE DATA.

** LAST MONTHLY DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC. ("RCS" OR THE "FUND") is a closed-end bond fund currently investing in three major regions: North America (United States and Canada), Europe and, to a lesser extent, Latin America. Under normal market conditions, the Fund invests at least 65% of its assets in U.S. or foreign government-issued securities. The investments in the United States are predominantly in mortgage-related securities. Excluding its Latin American investments, the securities in the Fund's portfolio currently are all rated at least investment-grade. The Fund's investments were 100% denominated in U.S. dollars throughout the six-month period ended July 31, 1997.

The GOAL of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The MARKET ENVIRONMENT for U.S. and Canadian bonds during the Fund's first quarter was dominated by the Federal Reserve Board's raising of its target Fed funds rate by 1/4 of 1% as a precaution against potential inflation. This increase caused U.S. rates to rise initially. However, in the Fund's second quarter, rates declined as a result of benign inflation and international capital flows that continued to favor the U.S. dollar. Overall, U.S. interest rates were down between 1/4 and 1/2 of 1%. Short-term European interest rates rose approximately 1/3 of 1% with accelerating economic growth and the weakness of the German currency leading to concerns that the German central bank would have to raise official short-term interest rates. Longer-term rates declined by approximately 1/4 of 1% in parallel with those of the United States. Latin America had a solid six months, with rates declining by as much as a full 1%. Economic and policy fundamentals have been very supportive of these bond markets while the search for yield by global investors has benefited Latin America, the largest market for emerging country debt.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

FUND PERFORMANCE for RCS was outstanding. In addition to maintaining its consistent income stream, the Fund benefited from lower overall interest rates globally. For the six months ended July 31, total return on net asset value and stock market price was 6.4% and 7.2%, respectively. For performance comparisons, RCS uses three indices that are representative of its primary market sectors of mortgages, developed foreign, and emerging market debt: the Salomon Brothers Mortgage Security Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Emerging Market Bond Index had returns of 4.8%, 4.4% and 12.8%, respectively.

The INTEREST RATE OUTLOOK of RCM Capital Management, L.L.C. ("RCM"), RCS' investment manager, through year-end for the United States and Canada anticipates a gradual increase in short-term interest rates and continued economic strength, with GDP growth in excess of 3%. RCM doesn't expect interest rates in Europe to shift sustainably to higher levels as domestic demand in Europe has failed to follow growing export strength. RCM expects Latin American interest rates to decline in response to general credit improvement and global demand.

PORTFOLIO COMPOSITION at July 31, 1997, consisted of North American, developed European and Latin American positions. As a percentage of the Fund's sensitivity to interest rates (i.e., duration), U.S. and Canada positions represented 39%, European positions 35% and Latin American positions 26% of the portfolio. During the six-month period ended July 31, 1997, Canadian positions were increased by approximately 8%, while Swiss positions were eliminated in response to general interest rate volatility in Europe. Brazilian positions, representing 10% of total duration at fiscal year-end, were sold due to concerns over the country's economic and currency policies. The Brazil proceeds were reallocated to U.S. GNMA mortgages and smaller Latin American positions in Colombia and Panama bonds. Overall, RCS' investments averaged an AA credit rating, ranging from a high of AAA to a low of BB. Approximately 83% of the Fund's total investments were AAA rated. Latin American positions contributed all of the Fund's lower rated holdings, approximately 14% of total investments. The average effective maturity of RCS' investments was approximately 9.4 years. Portfolio duration was
4.9 years at July 31, 1997, which was unchanged from fiscal year-end.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JULY 31, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES - 118.3%*
ARGENTINA - 6.5%
USD                   Republic of Argentina
             15,000    5.50%, Step-Up Coupon, 03/31/23                            $  11,362,500
              4,000    8.38%, 12/20/03                                                4,124,000
              4,000    9.25%, 02/23/01                                                4,214,000
              4,000   10.95%, 11/01/99                                                4,346,000
                                                                                  -------------
                      Total Argentina                                                24,046,500
                                                                                  -------------
COLOMBIA - 1.1%
USD           4,000   Republic of Colombia, 7.63%, 02/15/07                           4,004,000
                                                                                  -------------
MEXICO - 6.5%
USD                   United Mexican States
              5,000    6.25%, 12/31/19                                                4,112,500
              6,000    9.75%, 02/06/01                                                6,426,000
              7,000   11.38%, 09/15/16                                                8,330,000
              4,326   11.50%, 05/15/26                                                5,262,579
                                                                                  -------------
                      Total Mexico                                                   24,131,079
                                                                                  -------------
PANAMA - 3.0%
USD           8,217   Panama PDI, 4.00% with 2.6875%
                      Interest Capitalization, 07/17/16                               7,148,789
              4,000   Republic of Panama, 7.88%, 02/13/02, 144A**                     4,040,000
                                                                                  -------------
                      Total Panama                                                   11,188,789
                                                                                  -------------
UNITED STATES - 101.2%
USD                   MORTGAGE-BACKED SECURITIES - 81.8%
            124,950   FHLMC   7.50%,  2025 - 2026                                   127,226,510
             21,180   FNMA    7.50%,  2026 - 2027                                    21,539,603
             32,388   GNMA    7.50%,  2006 - 2027                                    32,980,364
             18,507   FHLMC   8.00%,  2023 - 2025                                    19,124,603
              4,736   GNMA    8.00%,  2016 - 2022                                     4,956,814
                682   GNMA    8.50%,  2016 - 2023                                       714,513
             49,000   FNMA    7.50%,  2027 TBA                                       49,820,750
             29,000   GNMA    7.50%,  2027 TBA                                       29,520,840

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JULY 31, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------
USD                   MORTGAGE-BACKED SECURITIES - (CONTINUED)
             10,317   FHA Project Pool 56,   7.43%, 11/01/22                      $  10,591,813
              5,939   FHA Project Pool 144 S, 7.43%, 06/01/24                         6,053,885
                                                                                  -------------
                      Total Mortgage-Backed Securities                              302,529,695
                                                                                  -------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS - 19.4%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                      1,049,727
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                      5,039,453
                      Federal Home Loan Mortgage Corp.
             17,932   Series 1667, Class PE 6.00%, 03/15/08                          17,667,923
             22,786   Series 1665, Class N 6.50%, 01/15/24                           22,230,907
                      G E Capital Mortgage Services, Inc.
              4,382   Series 1994-12, Class B1 6.00%, 04/25/09                        4,194,470
             22,000   Series 1994-10, Class A15 6.50%, 03/25/24                      21,498,125
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                      71,680,605
                                                                                  -------------
TOTAL INVESTMENTS -- (COST $418,277,105)                                            437,580,668
                                                                                  -------------
Payable for Investments Purchased - (21.3%)                                         (78,842,813)
Payable for Investments Sold on a Forward Commitment Basis, net - (24.8%)+          (91,645,459)
Other Assets Less Liabilities - 27.8%                                               102,867,861
                                                                                  -------------
NET ASSETS -- 100.0%                                                              $ 369,960,257
                                                                                  -------------
                                                                                  -------------

TERMS
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollars

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities - (Note 1):

          PRINCIPAL                                                    VALUE
CURRENCY    (000's)   DESCRIPTION                                      (US$)
----------------------------------------------------------------------------
USD       $  10,800   U.S. Treasury Bonds 7.13%, 02/15/23       $ 11,821,464
USD          28,500   U.S. Treasury Bonds 6.25%, 08/15/23         28,102,425
USD          48,200   U.S. Treasury Bonds 6.88%, 08/15/25         51,492,542
          ---------                                             ------------
          $  87,500   (Proceeds $87,055,942)                    $ 91,416,431
          ---------                                             ------------
          ---------                                             ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------
JULY 31, 1997 (UNAUDITED)

     ASSETS:
     Investments in securities, at value - (Note 1)
       (cost $418,277,105)                                                                         $     437,580,668
     Cash equivalents - (Note 1)                                                                           4,139,733
     Receivable for investments sold                                                                      87,055,959
     Receivable on interest rate swap contracts, net - (Note 1)                                            6,248,405
     Interest receivable                                                                                   6,209,487
                                                                                                   -----------------
         Total Assets                                                                                    541,234,252
                                                                                                   -----------------
     LIABILITIES:
     Payable for investments purchased                                                                    78,842,813
     Investments sold on a forward commitment basis, net - (Note 1)                                       91,645,459
     Deferred fee income                                                                                      86,659
     Payable for:
       Investment management fees - (Note 2)                                                                 297,264
       Printing and postage expenses                                                                         203,074
       Administration fees - (Note 2)                                                                         83,794
       Custodial fees                                                                                         52,715
       Professional fees                                                                                      47,054
       Other expenses                                                                                         15,163
                                                                                                   -----------------
         Total Liabilities                                                                               171,273,995
                                                                                                   -----------------
     NET ASSETS                                                                                    $     369,960,257
                                                                                                   -----------------
                                                                                                          ----------
     NET ASSETS CONSIST OF:
     Paid-in capital - (Note 3)                                                                    $     380,711,199
     Undistributed net investment income                                                                     606,452
     Accumulated net realized loss on investments, interest rate swaps, and forward commitments          (32,547,777)
     Net unrealized appreciation on investments, interest rate swaps and forward commitments              21,190,383
                                                                                                   -----------------
     NET ASSETS                                                                                    $     369,960,257
                                                                                                   -----------------
                                                                                                          ----------
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                                                               $           12.12
                                                                                                   -----------------
                                                                                                          ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
---------------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

     INVESTMENT INCOME:
     Income:
       Interest                                                                                    $      16,741,545
       Fee income - (Note 1)                                                                                 780,135
                                                                                                   -----------------
     Total investment income                                                                              17,521,680
                                                                                                   -----------------
     Expenses:
       Investment management fees - (Note 2)                                                               1,706,843
       Administration fees - (Note 2)                                                                        152,545
       Printing and postage expenses                                                                         117,143
       Custodial fees                                                                                         97,326
       Professional fees                                                                                      75,663
       Insurance expense                                                                                      20,524
       Directors' fees and expenses                                                                           19,781
       Registration and filing fees                                                                           16,502
       Transfer agent fees                                                                                     9,396
       Other expenses                                                                                          8,407
                                                                                                   -----------------
     Total expenses                                                                                        2,224,130
                                                                                                   -----------------
     Net investment income                                                                                15,297,550
                                                                                                   -----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments, interest rate swaps and forward commitments                         3,037,036
     Net change in unrealized appreciation on investments, interest rate swaps and forward
       commitments                                                                                         3,072,808
                                                                                                   -----------------
     Net realized and unrealized gain                                                                      6,109,844
                                                                                                   -----------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $      21,407,394
                                                                                                   -----------------
                                                                                                          ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------

                                                                              SIX MONTHS ENDED
                                                                                 JULY 31, 1997           YEAR ENDED
                                                                                   (UNAUDITED)     JANUARY 31, 1997
                                                                            -------------------  -------------------
     OPERATIONS:
     Net investment income                                                   $      15,297,550    $      28,665,312
     Net realized gain (loss) on:
       Investments, interest rate swaps, and forward commitments                     3,037,036            7,367,886
     Net change in unrealized appreciation (depreciation) on investments,
       interest rate swaps, and forward commitments                                  3,072,808           (1,204,734)
                                                                            -------------------  -------------------
     Net increase in net assets resulting from operations                           21,407,394           34,828,464

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income - (Note 1)                               (13,549,015)         (28,013,272)
                                                                            -------------------  -------------------
     Net increase in net assets                                                      7,858,379            6,815,192

     NET ASSETS:
     Beginning of period                                                           362,101,878          355,286,686
                                                                            -------------------  -------------------
     End of period*                                                          $     369,960,257    $     362,101,878
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

   * Includes undistributed (distributions in excess of)
       net investment income                                                 $         606,452    $      (1,142,083)
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS
---------------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Income received                                                                               $      13,559,404
      Operating expenses paid                                                                              (2,196,282)
      Purchase of long-term portfolio investments                                                        (351,948,937)
      Proceeds from disposition of long-term portfolio investments                                        352,917,094
                                                                                                    -----------------
      Net cash provided by operating activities                                                            12,331,279
                                                                                                    -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from dollar roll transactions                                                              814,100
      Dividends paid from net investment income                                                           (13,549,015)
                                                                                                    -----------------
      Net cash used in financing activities                                                               (12,734,915)
                                                                                                    -----------------
      Net decrease in cash                                                                                   (403,636)
      Cash and equivalents at beginning of year                                                             4,543,369
                                                                                                    -----------------
      Cash and equivalents at end of year                                                           $       4,139,733
                                                                                                    -----------------
                                                                                                          -----------
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
       PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations                                          $      21,407,394
      Decrease in investments and foreign currency                                                        (10,889,248)
      Net realized gain on investments and forward commitments                                             (3,037,036)
      Net unrealized appreciation on investments                                                           (8,138,933)
      Change in:
        Receivable for investments sold                                                                    34,059,642
        Net unrealized appreciation on interest rate swaps                                                 (1,759,230)
        Interest receivable                                                                                (2,285,329)
        Payable for investments purchased                                                                  10,135,313
        Payable for investments sold on a forward commitment basis                                        (27,181,761)
        Accrued expenses                                                                                       20,467
                                                                                                    -----------------
      Net cash provided by operating activities                                                     $      12,331,279
                                                                                                    -----------------
                                                                                                          -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of July 31, 1997, there were no open Forwards.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At July 31, 1997, there were $91,416,431 of forward sale commitments outstanding and a payable for forward commitments closed but unsettled of $229,028.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) interest rates. The fee income earned for the period on these transactions was $780,135. At July 31, 1997, there were $78,842,813 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for hedging, risk management and other investment purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest - e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

As of July 31, 1997, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars:

            COUNTER-
 NOTIONAL      PARTY                                    SWAP                          UNREALIZED
   AMOUNT     CREDIT                   TERMINATION  MATURITY        RATE             APPRECIATION
  (000'S)     RATING  COUNTRY                DATE       DATE    RECEIVED  RATE PAID  (DEPRECIATION)
------------------------------------------------------------------------------------------------
$  25,000          A  Belgium              1/4/99     1/3/04       6.05%      3.50%+  $1,163,300
   25,000        AAA  Canada              6/20/99    6/20/04       5.95%      3.89%+     367,625
   50,000        AAA  Canada               1/4/99     1/3/04       6.05%      3.60%+     601,650
   25,000          A  Finland              1/4/99     1/3/02       5.82%      3.75%+     682,100
   75,000         AA  Germany              1/4/99     1/3/02       5.42%      3.45%+   2,108,700
   25,000        AAA  The Netherlands      1/4/99     1/3/02       5.38%      3.37%+     600,300
   25,000          A  The Netherlands      1/4/99     1/3/02       5.38%      3.37%+     610,700
   70,000         AA  United States        3/1/98     3/1/98       5.69%*     5.49%      114,030
      ------------------------------------------------------------------------------------------
$ 320,000                                                                             $6,248,405
      ------------------------------------------------------------------------------------------

* FLOATING RATE BASED ON 1-MONTH LIBOR (LONDON INTERBANK OFFERED RATE).

+ FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At July 31, 1997, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $170,259,244 in high credit quality, liquid investments against outstanding obligations, resulting in no net leverage at July 31, 1997.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of July 31, 1997, the Fund had capital loss carryovers of $16,648,019 and $18,629,658 which will expire on January 31, 2003 and January 31, 2004, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
RCM Capital Management, L.L.C. ("RCM"), the investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a principal, officer or employee of the investment manager or any affiliate thereof an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At July 31, 1997, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls, and forward commitments, for the six months ended July 31, 1997 aggregated $12,270,063 and $28,529,162, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the six months ended July 31, 1997, aggregated $72,631,248 and $22,968,127, respectively. At July 31, 1997, the aggregate cost of investments for federal income tax purposes was $422,268,521. Gross unrealized appreciation and depreciation of investments aggregated $16,496,956 and $1,184,809, respectively, resulting in net unrealized appreciation of $15,312,147 at July 31, 1997.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
----------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS
Supplementary data for a share outstanding are presented for the periods indicated:

                                                                         SIX MONTHS
                                                                              ENDED                              2/24/94*
                                                                            7/31/97   YEAR ENDED   YEAR ENDED     THROUGH
                                                                        (UNAUDITED)      1/31/97      1/31/96   1/31/95**
                                                                        -----------   ----------   ----------   ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                   $    11.87   $    11.64   $    10.85   $   12.50
                                                                        -----------   ----------   ----------   ---------
  Net investment income                                                        0.50         0.94         0.96        0.83
  Net realized and unrealized gain (loss)                                      0.19         0.21         0.72       (1.71)
                                                                        -----------   ----------   ----------   ---------
  Net increase (decrease) in net assets
    resulting from operations                                                  0.69         1.15         1.68       (0.88)
  Distributions:
    Net investment income                                                     (0.44)       (0.92)       (0.89)      (0.75)
    Offering costs                                                               --           --           --       (0.02)
                                                                        -----------   ----------   ----------   ---------
  Net asset value, end of period                                         $    12.12   $    11.87   $    11.64   $   10.85
                                                                        -----------   ----------   ----------   ---------
  Market price, end of period                                            $   10.938   $   10.625   $    10.25   $   9.625
                                                                        -----------   ----------   ----------   ---------
  Total return based on market price                                           7.22%+      13.57%       16.21%     (17.21)%+
  Total return based on net asset value                                        6.35%+      11.72%       17.07%      (6.68)%+
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                   $  369,960   $  362,102   $  355,287   $ 331,166
  Ratio of expenses to average net assets                                      1.24%++       1.25%       1.20%       1.15%(A)++
  Ratio of net investment income to
    average net assets                                                         8.51%++       8.21%       8.50%       7.79%(A)++
  Portfolio turnover                                                             12%+         59%          96%        158%+

 * COMMENCEMENT OF INVESTMENT OPERATIONS.
 ** AUDITED BY PRIOR AUDITORS.
 + NOT ANNUALIZED.
 ++ ANNUALIZED.
(A) RATIOS INCLUDE CERTAIN ORDINARY OPERATING EXPENSE WAIVERS. WITHOUT SUCH WAIVERS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 7.71%.

DIVIDEND REINVESTMENT PLAN
-----------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if the net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN
William A. Hasler
Francis E. Lundy
James M. Whitaker

OFFICERS
Richard W. Ingram
 PRESIDENT, CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURER
John E. Pelletier
 VICE PRESIDENT AND ASSISTANT SECRETARY
Elizabeth A. Keeley
 VICE PRESIDENT AND ASSISTANT SECRETARY
Caroline M. Hirst
 SECRETARY AND TREASURER

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

INVESTMENT MANAGER
RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California 94111

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

RCM Capital Management, L.L.C. is an institutional money manager headquartered in San Francisco with approximately $30 billion in managed assets, including approximately $10 billion in fixed income securities. RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT (INCLUDING AUDITED FINANCIAL STATEMENTS), PLEASE CONTACT YOUR BROKER OR CALL RCM DIRECTLY AT (415) 954-5400.

INVESTMENT MANAGER:
RCM CAPITAL MANAGEMENT, L.L.C.
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111